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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2004

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


DELAWARE                                                38-3214743
(STATE OR OTHER JURISDICTION            (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)


1305 STEPHENSON HIGHWAY
TROY, MI                                                      48083
(ADDRESS OF PRINCIPAL                                      (ZIP CODE)
 EXECUTIVE OFFICES)


                                 (248) 837-7100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)















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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     March 29, 2004 Press Release

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 29, 2004, registrant announced its consolidated results of operations for the year ended December 31, 2003, as set forth in the press release included as Exhibit 99.1 hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 31, 2004              LASON, INC.
                                    (REGISTRANT)


                                    By:  /s/   Ronald D. Risher
                                        ----------------------------------
                                               Ronald D. Risher, President
                                               and CEO

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                                  EXHIBIT INDEX

Exhibit:                   Description:

99.1                       March 29, 2004 Press Release